UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 20, 1997



                               Landec Corporation
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               (Exact name of registrant as specified in charter)




                                   California
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                 (State or other jurisdiction of incorporation)




         0-27446                                          94-3025618
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(Commission File Number)                       (IRS Employer Identification No.)




3603 Haven Avenue, Menlo Park, California                             94025
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 (Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:        (415) 306-1650
                                                     ---------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2.    Acquisition or Disposition of Assets.

         Pursuant to an Agreement and Plan of Reorganization by and among the Registrant, Intellicoat Corporation, a Delaware corporation and subsidiary of the Registrant ("Intellicoat"), Williams & Sun, Inc., an Indiana Corporation ("Williams & Sun") and Michael L. Williams, dated August 20, 1997 (the "Reorganization Agreement") and a related Agreement of Merger and Articles of Merger, Williams and Sun was merged with and into Intellicoat (the "Merger"). Williams & Sun is a direct marketer of specialty hybrid seed corn products. As a result of the Merger, the separate existence of Williams & Sun has ceased and Intellicoat continues as the surviving corporation. Intellicoat continues to conduct direct marketing of specialty hybrid seed corn products with the assets so acquired.

         In connection with the Merger, the shareholders of Williams & Sun received an aggregate of approximately $3.0 million in cash and approximately
1.4 million shares of Landec Common Stock. The majority shareholder of Williams & Sun is also entitled to receive additional cash consideration from Intellicoat depending on the future performance of the business acquired. The timing and amount of the consideration paid in connection with the Merger was the result of arms-length negotiations between representatives of the Registrant and Williams & Sun.

Item 7.    Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The   financial   statements   required  by  Rule  3-05(b)  of
Regulation S-X are expected to be filed by the Registrant within sixty (60) days of the date of this Report.

         (b)      Pro Forma Financial Information.

                  The financial statements required by Article 11 of Regulation S-X are expected to be filed by the Registrant within sixty (60) days of the date of this Report.

         (c)      Exhibits.

                  2.1*+ Agreement and Plan of Reorganization by and among the Registrant, Intellicoat, Williams & Sun and Michael L. Williams dated August 20, 1997.

                  2.2 Agreement of Merger by and between Intellicoat and Williams & Sun dated September 30, 1997, as filed with the Secretaries of State of the States of Delaware and Indiana.

                  2.3 Articles of Merger of Williams & Sun into Intellicoat dated September 30, 1997, as filed with the Secretary of State of the State of Indiana.

                  * Incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 1997, as filed with the Securities and Exchange Commission on September 15, 1997.

                  + The Registrant hereby agrees to file with the Securities and Exchange Commission, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Landec Corporation
                                         (Registrant)



Dated:  October 15, 1997                 By:    /s/ Joy T. Fry
                                                --------------------------------
                                                Joy T. Fry
                                                Vice President of Finance and
                                                Administration and
                                                Chief Financial Officer

                               LANDEC CORPORATION

                                INDEX TO EXHIBITS


Exhibit No.                                 Exhibit Title
-----------                                 -------------

2.1*+ Agreement and Plan of Reorganization by and among the Registrant, Intellicoat, Williams & Sun and Michael L. Williams dated August 20, 1997.

2.2 Agreement of Merger by and between Intellicoat and Williams & Sun dated September 30, 1997.

2.3 Articles of Merger of Williams & Sun into Intellicoat dated September 30, 1997.

* Incorporated by reference to Registrant's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 1997, as filed with the Securities and Exchange Commission on September 15, 1997.

+ The Registrant hereby agrees to file with the Securities and Exchange Commission, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.